Exhibit 99.1

For more information contact:

Bill Slater	Ellen Brook
Chief Financial Officer	Stapleton Communications Inc.
(408) 428-7801	(650) 470-0200
bslater@symmetricom.com	ellen@stapleton.com

Symmetricom Reports Second Quarter FY2005 Results

Gross and Net Margins Continue to Improve

SAN JOSE, Calif. — Jan. 27, 2005 — Symmetricom, Inc. (NASDAQ:SYMM), a leading worldwide supplier of network synchronization and timing solutions, today reported results for its fiscal second quarter ended December 31, 2004.

Fiscal second quarter revenue was $48.0 million, a decrease of $4.0 million, or 7.7 percent, from prior quarter revenue of $52.0 million, and an increase of $7.0 million, or 17.1 percent, over the same period last year. For the six-month period ended December 31, 2004, revenue was $99.9 million, an increase of $20.5 million, or 25.8 percent, over the prior year period.

Net earnings from continuing operations for the fiscal second quarter were $4.6 million, or $0.10 per share on a fully diluted basis, which is equal to prior quarter earnings per share. In the same period of the prior year, the company reported a net loss from continuing operations of $3.9 million, or $(0.09) per share on a fully diluted basis, which included integration and restructuring costs primarily for a plant shutdown. For the six months ended December 31, 2004, net earnings from continuing operations were $9.1 million, or $0.20 per share on a fully diluted basis, compared with a net loss from continuing operations for the same period in the prior year of $6.1 million, or $(0.14) per share on a fully diluted basis.

Non-GAAP net earnings for the fiscal second quarter, which excludes certain items related to non-cash compensation, amortization of acquired intangibles, integration and restructuring charges and unusual and non-recurring items, were $5.0 million, or $0.11 per share on a fully diluted basis. This compares with non-GAAP net earnings of $1.3 million, or $0.03 per share on a fully diluted basis in the second quarter of fiscal year 2004. For the six month period ended December 31, 2004, non-GAAP net earnings were $11.6 million or $0.23 per share on a fully diluted basis compared with non-GAAP net earnings from continuing operations for the same period of the prior year of $0.6 million, or $0.01 per share on a fully diluted basis.

“Revenue for the quarter was in line with expectations, while earnings showed considerable strength. We are especially pleased with the results in light of softer wireless demand resulting from inventory and mix issues at our key customers, and a slowdown in orders from three large wireline customers with RFPs pending for next-generation synch networks,” said Tom Steipp, president and CEO of Symmetricom. “Upgrade activity continued with three domestic

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Symmetricom Reports Q2’05 Financial Results

Jan. 27, 2005

customers. Our Timing, Test and Measurement Division posted solid results on strong government spending for military applications. Continued focus on operating efficiencies contributed to a significant improvement in gross margins, up to 47.7 percent from 44.9 percent in the prior quarter. Cash and short-term investments increased $10.8 million in the quarter to $66.0 million.”

Telecom Solution Division revenue for the quarter was $32.4 million, a decrease of $5.7 million, or 15.0 percent over the prior quarter and an increase of $3.4 million, or 11.7 percent over the same period last fiscal year. Timing, Test & Measurement Division revenue was $15.5 million, an increase of $1.7 million, or 12.6 percent, over the prior quarter and up $3.6 million, or 30.4 percent, over the same period last fiscal year.

Outlook for Q3 FY05

Symmetricom expects third quarter FY05 revenue to be between $42 million and $47 million. The company expects earnings to be between $0.01 and $0.04 per share on a fully diluted basis, which includes a non-recurring charge of $0.02 per share on a fully diluted basis for non-cash compensation.

Investor Conference Call

As previously announced, management will hold a conference call to discuss these results today, January 27, 2005 at 1:30 p.m. Pacific Time. Those wishing to join should dial 517-308-9003, passcode “Symmetricom.” Please reference the conference leader: Thomas Steipp. A live webcast of the conference call will also be available via the company’s website at www.symmetricom.com or www.vcall.com. A replay of the call will be available for one week. To access the replay, please dial 203-369-1933.

About Symmetricom

Symmetricom, Inc. is a leading worldwide supplier of network synchronization and timing solutions. The company designs, manufactures, markets and provides services for wireline and wireless synchronization; space, defense and aerospace systems; and network time servers for the telecom, government and enterprise markets. Symmetricom is based in San Jose, California. For more information visit http://www.symmetricom.com.

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the non-GAAP Statements of Operations, Symmetricom excludes certain items related to non-cash compensation, amortization of acquired intangibles, integration and restructuring charges and unusual and non-recurring items. Symmetricom believes that excluding such items provides investors and management with a representation of the company’s core operating performance and with information useful in assessing underlying trends and our prospects for the future. Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information is not determined using GAAP and should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the “Consolidated Statements of Operations (non-GAAP)” schedule provided in the press release.

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Symmetricom Reports Q2’05 Financial Results

Jan. 27, 2005

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning estimates of future revenue and net earnings per share, as well as the information regarding the usefulness of the non-GAAP financial information. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include: reduced rates of demand for telecommunication products or test and measurement products, our customers’ ability and need to upgrade existing equipment, our ability to maintain gross margins, timing of orders, cancellation or delay of customer orders, loss of customers, difficulties in manufacturing products to specification or customer volume requirements, customer acceptance of new products, geopolitical risks such as terrorist acts and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including but not limited to, the report on Form 10-K for the year ended June 30, 2004 and subsequent Form 10-Q and Form 8-K filings.

Note: Financial schedules attached.

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Symmetricom Reports Q2’05 Financial Results

Jan. 27, 2005

SYMMETRICOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended December 31,		Six months ended December 31,
	2004	2003	2004	2003
Net revenue	$47,964	$40,953	$99,922	$79,431
Cost of products and services	24,115	24,174	51,764	47,407
Amortization of purchased technology	970	975	1,960	1,962
Integration and restructuring charges	—	5,199	—	5,641

Gross Profit	22,879	10,605	46,198	24,421
Gross Margin	47.7%	25.9%	46.2%	30.7%
Operating Expenses:
Research and development	3,804	4,043	7,933	8,802
Selling, general and administrative	12,558	10,670	25,739	22,147
Amortization of intangibles	142	208	309	401
Integration and restructuring charges	—	1,562	—	1,890

Operating income (loss)	6,375	(5,878)	12,217	(8,819)
Interest income	222	91	367	165
Interest expense	(132)	(154)	(265)	(305)

Earnings (loss) before income taxes	6,465	(5,941)	12,319	(8,959)
Income tax provision (benefit)	1,882	(2,074)	3,251	(2,836)

Net earnings (loss) from continuing operations	4,583	(3,867)	9,068	(6,123)
Gain (loss) from discontinued operations, net of tax	162	18	162	(16)

Net earnings (loss)	$4,745	$(3,849)	$9,230	$(6,139)

Earnings (loss) per share - basic:
Earnings (loss) from continuing operations	$0.10	$(0.09)	$0.20	$(0.14)
Gain (loss) from discontinued operations	—	—	—	—

Net earnings (loss)	$0.10	$(0.09)	$0.20	$(0.14)

Weighted average shares outstanding - basic	45,344	43,416	45,059	42,965

Earnings (loss) per share - diluted:
Earnings (loss) from continuing operations	$0.10	$(0.09)	$0.20	$(0.14)
Gain (loss) from discontinued operations	—	—	—	—

Net earnings (loss)	$0.10	$(0.09)	$0.20	$(0.14)

Weighted average shares outstanding - diluted	46,815	43,416	46,500	42,965

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Symmetricom Reports Q2’05 Financial Results

Jan. 27, 2005

SYMMETRICOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (non-GAAP)

(In thousands, except per share amounts)

(unaudited)

	Three months ended December 31,		Six months ended December 31,
	2004	2003	2004	2003
Net revenue	$47,964	$40,953	$99,922	$79,431
Cost of products and services	24,090	24,168	51,712	47,395

Gross Profit	23,874	16,785	48,210	32,036
Gross Margin	49.8%	41.0%	48.2%	40.3%
Operating Expenses:
Research and development	3,804	4,043	7,933	8,802
Selling, general and administrative	13,002	10,620	25,891	22,047
Amortization of intangibles	53	81	131	147

Operating income (loss)	7,015	2,041	14,255	1,040
Interest income	222	91	367	165
Interest expense	(132)	(154)	(265)	(305)

Earnings before income taxes	7,105	1,978	14,357	900
Income tax provision	2,068	690	3,789	289

Net earnings from continuing operations	5,037	1,288	10,568	611
Gain (loss) from discontinued operations, net of tax	—	—	—	—

Net earnings	$5,037	$1,288	$10,568	$611

Earnings per share - basic:
Earnings from continuing operations	$0.11	$0.03	$0.23	$0.01
Gain (loss) from discontinued operations	—	—	—	—

Net earnings	$0.11	$0.03	$0.23	$0.01

Weighted average shares outstanding - basic	45,344	43,416	45,059	42,965

Earnings per share - diluted:
Earnings from continuing operations	$0.11	$0.03	$0.23	$0.01
Gain (loss) from discontinued operations	—	—	—	—

Net earnings	$0.11	$0.03	$0.23	$0.01

Weighted average shares outstanding - diluted	46,815	43,416	46,500	42,965

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Symmetricom Reports Q2’05 Financial Results

Jan. 27, 2005

Notes to Consolidated Statements of Operations (000’s) Three Months ended December 31, 2003 and 2004

(a)	The above non-GAAP Statements of Operations exclude the effects of the following:

•	For the three months ended December 31, 2004 and December 31, 2003 the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax and the HP Communications Synchronization Business amounted to $970 and $975 respectively from cost of goods.

•	For the three months ended December 31, 2003, integration and restructuring charges related to the Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business acquisitions of $6,761, of which $5,199 was excluded from cost of goods and $1,562 from Operating expenses.

•	For the three months ended December 31, 2004 and December 31, 2003 the amortization of stock based compensation of $309 and $56, respectively.

•	For the three months ended December 31, 2004 and December 31, 2003 amortization of other intangibles related to the Datum and TrueTime acquisitions of $89 and $127, respectively, from operating expenses.

•	For the three months ended December 31, 2004, a benefit of expense reductions for $360 for recovery of bad debts due to collection of old Datum receivables and an expense reduction of $368 for an adjustment for a reserve for repayment of a collected receivable to a bankrupt customer.

•	For the three months period ended December 31, 2004 and December 31, 2003 the impact of discontinued operations for the Trusted Time Division.

(b)	The above non-GAAP Statements of Operations assume a quarterly effective income tax rate of 29.1% and 34.9% for three-month period ended December 31, 2004 and 2003, respectively.

Notes to Consolidated Statements of Operations (000’s) Six Months ended December 31, 2003 and 2004

(a)	The above non-GAAP Statements of Operations exclude the effects of the following:

•	For the six months ended December 31, 2004 and December 31, 2003 the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax and the HP Communications Synchronization Business amounted to $1,960 and $1,962 respectively from cost of goods. For the six

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Symmetricom Reports Q2’05 Financial Results

Jan. 27, 2005

months ended December 31, 2003, integration and restructuring charges related to the Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business acquisitions of $7,531, of which $5,641 was excluded from cost of goods and $1,890 from Operating expenses.

•	For the six months ended December 31, 2004 and December 31, 2003 the amortization of stock based compensation of $628 and $112, respectively.

•	For the six months ended December 31, 2004 and December 31, 2003 amortization of other intangibles related to the Datum and TrueTime acquisitions of $178 and $254, respectively, from Operating expenses.

•	For the six months ended December 31, 2004, a benefit of expense reductions for $360 for recovery of bad debts due to collection of old Datum receivables and an expense reduction of $368 for an adjustment for a reserve for repayment of a collected receivable to a bankrupt customer.

•	For the six months period ended December 31, 2004 and December 31, 2003 the impact of discontinued operations for the Trusted Time Division.

The above non-GAAP Statements of Operations assume a year to date effective income tax rate of 26.4% and 31.7% for six-month period ended December 31.

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Symmetricom Reports Q2’05 Financial Results

Jan. 27, 2005

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Three months ended December 31, 2004
	GAAP	Adjustments		Non-GAAP
Net revenue	$47,964	$—		$47,964
Cost of products and services	24,115	(25	)(a)	24,090
Amortization of purchased technology	970	(970	)(b)	—

Gross Profit	22,879	995		23,874
Operating Expenses:
Research and development	3,804	—		3,804
Selling, general and administrative	12,558	444	(c)	13,002
Amortization of intangibles	142	(89	)(d)	53

Operating income	6,375	640		7,015
Interest income	222	—		222
Interest expense	(132)	—		(132)

Earnings before income taxes	6,465	640		7,105
Income tax provision	1,882	186	(e)	2,068

Net earnings from continuing operations	4,583	454		5,037
Gain from discontinued operations, net of tax	162	(162	)(f)	—

Net earnings	$4,745	$292		$5,037

Earnings per share - basic:
Net earnings	$0.10			$0.11

Weighted average shares outstanding - basic	45,344			45,344

Earnings per share - diluted:
Net earnings	$0.10			$0.11

Weighted average shares outstanding - diluted	46,815			46,815

(a)	The adjustment represents the amortization of stock based compensation included in cost of goods.
(b)	The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax and the HP Communications and Synchronization Business.
(c)	The adjustment is net of an expense of ($284) for stock based compensation, an expense reduction of $360 for bad debts due to the collection of old Datum receivables that were fully reserved and an expense reduction of $368 due to an adjustment for a reserve for a payment for a bankruptcy payment.
(d)	The adjustment represents the amortization of other intangibles related to acquisition of Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business.
(e)	This adjustment is the tax impact of the above adjustments using the fiscal 2005 quarterly effective tax rate of 29.1%.
(f)	Eliminate the impact of discontinued operations.

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Symmetricom Reports Q2’05 Financial Results

Jan. 27, 2005

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Six months ended December 31, 2004
	GAAP	Adjustments		Non-GAAP
Net revenue	$99,922	$—		$99,922
Cost of products and services	51,764	(52	)(a)	51,712
Amortization of purchased technology	1,960	(1,960	)(b)	—

Gross Profit	46,198	2,012		48,210
Operating Expenses:
Research and development	7,933	—		7,933
Selling, general and administrative	25,739	152	(c)	25,891
Amortization of intangibles	309	(178	)(d)	131

Operating income	12,217	2,038		14,255
Interest income	367	—		367
Interest expense	(265)	—		(265)

Earnings before income taxes	12,319	2,038		14,357
Income tax provision	3,251	538	(e)	3,789

Net earnings from continuing operations	9,068	1,500		10,568
Gain from discontinued operations, net of tax	162	(162	)(f)	—

Net earnings	$9,230	$1,338		$10,568

Earnings per share - basic:
Net earnings	$0.20			$0.23

Weighted average shares outstanding - basic	45,059			45,059

Earnings per share - diluted:
Net earnings	$0.20			$0.23

Weighted average shares outstanding - diluted	46,500			46,500

(a)	The adjustment represents the amortization of stock based compensation.
(b)	The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax and the HP Communications and Synchronization Business.
(c)	The adjustment is net of an expense of ($576) for stock based compensation, an expense reduction of $360 for bad debts due to the collection of old Datum receivables that were fully reserved and an expense reduction of $368 due to an adjustment for a reserve for a repayment of a collected receivable to a bankrupt customer.
(d)	The adjustment represents the amortization of other intangibles related to acquisition of Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business.
(e)	This adjustment is the tax impact of the above adjustments using the fiscal 2005 year to date effective tax rate of 26.4%.
(f)	Eliminate the impact of discontinued operations

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Symmetricom Reports Q2’05 Financial Results

Jan. 27, 2005

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Three months ended December 31, 2003
	GAAP	Adjustments		Non-GAAP
Net revenue	$40,953	$—		$40,953
Cost of products and services	24,174	(6	)(a)	24,168
Amortization of purchased technology	975	(975	)(b)	—
Integration and restructuring charges	5,199	(5,199	)(c)	—

Gross Profit	10,605	6,180		16,785
Operating Expenses:
Research and development	4,043	—		4,043
Selling, general and administrative	10,670	(50	)(a)	10,620
Amortization of intangibles	208	(127	)(d)	81
Integration and restructuring charges	1,562	(1,562	)(c)	—

Operating income (loss)	(5,878)	7,919		2,041
Interest income	91	—		91
Interest expense	(154)	—		(154)

Earnings (loss) before income taxes	(5,941)	7,919		1,978
Income tax provision (benefit)	(2,074)	2,764	(e)	690

Net earnings (loss) from continuing operations	(3,867)	5,155		1,288
Loss from discontinued operations, net of tax	18	(18	)(f)	—

Net earnings (loss)	$(3,849)	$5,137		$1,288

Earnings (loss) per share - basic:
Earnings (loss) from continuing operations	$(0.09)			$0.03
Loss from discontinued operations	—			—

Net earnings (loss)	$(0.09)			$0.03

Weighted average shares outstanding - basic	43,416			43,416

Earnings (loss) per share - basic:
Earnings (loss) from continuing operations	$(0.09)			$0.03
Loss from discontinued operations	—			—

Net earnings (loss)	$(0.09)			$0.03

Weighted average shares outstanding - diluted	43,416			43,416

(a)	The adjustment represents the amortization of stock based compensation.
(b)	The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax and the HP Communications and Synchronization Business.
(c)	The adjustment represents Integration and restructuring charges related primarily to the Datum and TrueTime acquisitions.
(d)	The adjustment represents the amortization of other intangibles related to acquisition of Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business.
(e)	This adjustment is the tax impact of the above adjustments using the fiscal 2004 quarterly effective tax rate of 34.9%.
(f)	Eliminate the impact of discontinued operations.

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Symmetricom Reports Q2’05 Financial Results

Jan. 27, 2005

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Six months ended December 31, 2003
	GAAP	Adjustments		Non-GAAP
Net revenue	$79,431	$—		$79,431
Cost of products and services	47,407	(12	)(a)	47,395
Amortization of purchased technology	1,962	(1,962	)(b)	—
Integration and restructuring charges	5,641	(5,641	)(c)	—

Gross Profit	24,421	7,615		32,036
Operating Expenses:
Research and development	8,802	—		8,802
Selling, general and administrative	22,147	(100	)(a)	22,047
Amortization of intangibles	401	(254	)(d)	147
Integration and restructuring charges	1,890	(1,890	)(c)	—

Operating income (loss)	(8,819)	9,859		1,040
Interest income	165	—		165
Interest expense	(305)	—		(305)

Earnings (loss) before income taxes	(8,959)	9,859		900
Income tax benefit	(2,836)	3,125	(e)	289

Net earnings (loss) from continuing operations	(6,123)	6,734		611
Loss from discontinued operations, net of tax	(16)	16	(f)	—

Net earnings (loss)	$(6,139)	$6,750		$611

Earnings (loss) per share - basic:
Earnings (loss) from continuing operations	$(0.14)			$0.01
Loss from discontinued operations	—			—

Net earnings (loss)	$(0.14)			$0.01

Weighted average shares outstanding – basic	42,965			42,965

Earnings (loss) per share - diluted:
Earnings (loss) from continuing operations	$(0.14)			$0.01
Loss from discontinued operations	—			—

Net earnings (loss)	$(0.14)			$0.01

Weighted average shares outstanding – diluted	42,965			42,965

(a)	The adjustment represents the amortization of stock based compensation.
(b)	The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax and the HP Communications and Synchronization Business.
(c)	The adjustment represents integration and restructuring charges related primarily to the Datum and TrueTime acquisitions.
(d)	The adjustment represents the amortization of other intangibles related to acquisition of Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business.
(e)	This adjustment is the tax impact of the above adjustments using the fiscal 2004 year to date effective tax rate of 31.7%.
(f)	Eliminate the impact of discontinued operations

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Symmetricom Reports Q2’05 Financial Results

Jan. 27, 2005

SYMMETRICOM, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	December 31, 2004	June 30, 2004
ASSETS
Current assets:
Cash and cash equivalents	$53,843	$34,213
Short-term investments	12,197	13,398
Accounts receivable, net	26,759	28,941
Inventories, net	24,881	27,877
Prepaids and other current assets	9,627	9,720

Total current assets	127,307	114,149
Property, plant and equipment, net	25,462	27,936
Goodwill, net	49,248	49,248
Other intangible assets, net	12,427	14,665
Deferred taxes and other assets	39,790	41,092
Note receivable from employee	500	500

Total assets	$254,734	$247,590

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$8,750	$15,372
Accrued compensation	7,599	9,661
Accrued warranty	3,769	3,194
Other accrued liabilities	12,731	12,506
Current maturities of long-term obligations	1,101	1,128

Total current liabilities	33,950	41,861
Long-term obligations	7,936	8,827
Deferred income taxes	870	418

Total liabilities	42,756	51,106

Stockholders’ equity:
Common stock	179,297	174,293
Stockholder note receivable	—	(555)
Accumulated other comprehensive loss	75	(1)
Deferred stock-based compensation	(492)	(1,120)
Retained earnings	33,098	23,867

Total stockholders’ equity	211,978	196,484

Total liabilities and stockholders’ equity	$254,734	$247,590

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